Exhibit 10.1(d)

[DENVER INTERNATIONAL AIRPORT]

May 5, 2015

Frontier Airlines, Inc.

Attn: James Dempsey

7001 Tower Road

Denver, CO 80249

Dear Mr. Dempsey,

This Letter of Agreement summarizes the essential business terms by which the City and County of Denver, on behalf of its Department of Aviation, will permit Frontier Airlines, Inc. (“Frontier”) to reconfigure its leasehold at Denver International Airport (“DEN”).

On June 9, 2014, Frontier and the City entered into an Airport Use and Lease Agreement (the “Agreement”), which will expire on December 31, 2016. In February 2015, Frontier and DEN staff began discussions concerning the possible reconfiguration of the Demised Premises described in the Agreement in order to better align Frontier’s leasehold with its current service schedule. Based on these discussions, the parties have agreed to the following business terms:

1.	Frontier will release between 20,500 and 21,500 square feet of specifically identified signatory and non-signatory space.

2.	Frontier will release preferential gates A25, A27, A29, A31, A24, A26, A28, and A30.

3.	Frontier will retain or expand to gates A32, A34, A36, A38, A40, A42, A44 and A46 as preferential gates.

4.	The City will work with Spirit Airlines to relocate Spirit from gate A44 to another location. In addition, the City will vacate its Radio Shop for Frontier to occupy.

5.	Frontier will reimburse the City for the costs incurred in order to complete the actions listed in Paragraph 4. These costs shall not exceed $***** and will be applied towards the procurement and installation of comparable common use technology which currently exists at A44 and A46. Frontier agrees to reimburse the City for this work within thirty (30) days upon receipt of invoice based on actual costs.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6.	Frontier will have full access to two City common use gates, separate from the gates listed in paragraph 7. Frontier will continue to operate their international arrivals using gates A33, A35 or A37.

7.	In light of the anticipated conversion of gates A42 and A44 to international gates in First Quarter 2016, Frontier agrees that they will operate international arrivals out of these gates as a priority. The City agrees to provide City common use gates as overflow for Frontier’s international flights at A33, A35 or A37. For clarification the priority on gates A42 and A44 will be as follows;

1.	Frontier Airlines International Arrivals

2.	Frontier Airlines Domestic Arrivals

3.	Other Airline International Arrivals

8.	The transition to the new gates listed in paragraph 3 will take place during the months of May and June 2015 and be completed by July 1, 2015 for gate changes and July 31, 2015 for facility changes.

9.	Frontier agrees to coordinate regularly with the City on the sequencing and timing of the transition in order to meet the deadlines set out in paragraph 8 above.

10.	File Agreement will be amended to reflect these accommodations. The parties intend for the Agreement amendment to be effective on July 1, 2015 and to continue in effect through the remaining term of the Agreement (December 31, 2016), The parties agree to work cooperatively to accomplish the required amendments.

11.	This Letter of Agreement will be in full force and effect on July 1, 2015. Any changes to this Letter of Agreement will require the consent of both Frontier and DEN. All terms and conditions are subject to the review and confirmation of Denver City Council through amendment to the Use and Lease Agreement. Notwithstanding the above, the City shall exercise reasonable business efforts to implement the paragraph 4 gate relocations prior to July 1, 2015.

12.	Both parties will use best efforts to sign an amendment to the Agreement in advance of July 1, 2015 however the parties acknowledge that the reduction in rent payable will be adjusted in line with the gate and other space changes from July 1, 2015.

13.	All airport related revenue sharing/concession credit will be payable pro-rata on the basis of space used in the airport during the period of January 1, 2015 to June 30, 2015 and thereafter from July 1, 2015 for the remainder of the lease term.

14.	All space changes are set out in Schedule A (attached) of this Letter of Agreement.

The City will have to commit considerable staff resources, undertake extensive planning, expend costs, and coordinate with other airlines to accommodate and support the reconfiguration of Frontier’s leasehold. To initiate this effort, the City requires certainty that Frontier agrees with the essential business terms enumerated above. For this reason, the City has reduced the deal points to writing and is requesting Frontier’s approval of this Letter of Agreement on or before May 5, 2015.

Frontier, by signing and returning this letter agreement to DEN, affirms that they have read the terms listed above and agree to the terms and conditions contained herein.

The City is committed to retaining Frontier as our hometown airline and hopes that the reconfiguration of Frontier’s leasehold will support your continued presence at DEN for many years to come,

Sincerely,

/s/ Kim Day	/s/ James Dempsey
Kim Day	James Dempsey,
Chief Executive Officer	Chief Financial Officer
Denver International Airport	Frontier Airlines

Attached: Schedule A

SCHEDULE A

Current Space	Tenant Finish	Sq. Ft.	Return Y/N or New	After Changes	Tenant Finish	Sq. Ft.
Ticket Counter				Ticket Counter
R16-2-6-E6-N27-1	Yes	1070.30	No	R16-2-6-E6-N27-1	Yes	1070.30
Ticket Office				Ticket Office
R16-1-6-E3-N24-3	Yes	1233.60	No	R16-1-6-E3-N24-3	Yes	1233.60
Baggage Service Office				Baggage Service Office
R16-1-4-E4-N23-1	Yes	300.00	No	R16-1-4-E4-N23-1	Yes	300.00
R16-1-5-E3-N24-1	Yes	460.6	No	R16-1-5-E3-N24-1	Yes	460.60

Terminal Total		3064.50		Terminal Total		3064.50

Hold Rooms				Hold Rooms
			New	R17-2-3-E16-S4-1 - A46	Yes	1988.10
			New	R17-2-3-E11-S4-1 - A44	Yes	2141.00
R17-2-3-E8-S4-1 - A42	Yes	2143.50	No	R17-2-3-E8-S4-1 - A42	Yes	2143.50
R17-2-3-E5-S4-1-A40	Yes	1997.50	No	R17-2-3-E5-S4-1 - A40	Yes	1997.50
R17-2-3-W11-S4-1 -A38	Yes	1907.70	No	R17-2-3-W11-S4-1 - A38	Yes	1907.70
R17-2-3-W18-S4-1 - A34/A36	Yes	3907.80	No	R17-2-3-W18-S4-1 - A34/A36	Yes	3907.80
R17-2-3-W23-S4-1 - A32	Yes	1925.30	No	R17-2-3-W23-S4-1 - A32	Yes	1925.30
R17-2-3-W26-S4-1 - A30	Yes	1874.00	Yes
R17-2-3-W28-S4-1 - A28	Yes	2059.70	Yes
R17-2-3-W28-N1-1 - A27/A31	Yes	5989.00	Yes

Hold Room Total		21804.50		Hold Room Total		16010.90

Ramp Aircraft Parking(Ln. Ft.)		2086.50		Ramp Aircraft Parking (Ln. Ft.)		1138.40

Office Space				Office Space
R17-2-3-W10-S4-1	Yes	2386.50	Yes
R17-2-3-W13-S4-3	Yes	373.80	No	R17-2-3-W13-S4-3	Yes	373.80
R17-2-3-W13-S4-1	Yes	1058.50	No	R17-2-3-W13-S4-1	Yes	1058.50
R17-2-4-W20-S5-1	Yes	2369.70	Yes
R17-2-4-W20-N1-1	Yes	1082.30	Yes
R17-2-4-E19-S3-2	Yes	130.30	No	R17-2-4-E19-S3-2	Yes	130.30
R17-2-9-W0-S9-1	Yes	309.60	Yes
R17-2-9-W0-S9-4	Yes	58.80	Yes
			New	R17-2-4-E18-S5-1	Yes	1253.70
			New	R17-2-4-E18-N2-5	Yes	170.00
			New	R17-2-4-E21-N2-2	Yes	603.70

Total Office Space		7769.50		Total Office Space		3590.00

Operations Space	Tenant Finish	Current Exhibits
R17-2-2-W27-N5-2	Yes	85.00	Yes
R17-2-2-W27-S5-2	Yes	85.00	Yes
R17-2-2-W24-S3-1	No	1778.40	Yes
R17-2-2-W22-N1-3	Yes	1084.60	Yes
R17-2-2-W23-S4-1	Yes	563.40	Yes
R17-2-2-W23-S2-1	Yes	559.10	Yes
R17-2-2-W22-NO-2	Yes	188.80	Yes
R17-2-2-W23-S4-2	Yes	484.20	Yes
R17-2-2-W13-S4-1	No	776.70	Yes
R17-2-2-W13-S5-2	Yes	83.30	Yes
R17-2-2-E2-S7-1	Yes	420.60	No	R17-2-2-E2-S7-1	Yes	420.60
R17-2-2-E5-S2-4	Yes	240.10	Yes
R17-2-1-W28-S3-2	Yes	148.20	Yes
			New	R17-2-2-E8-S5-1	Yes	84.99
			New	R17-2-2-E11-S4-2	Yes	4300.00
			New	R17-2-2-E12-S4-2	No	782.70

Total Operations		6497.40		Total Operations		5588.29

May 1, 2015

Current Space	Tenant Finish	Sq. Ft.	Return Y/N or New	After Changes	Tenant Finish	Sq. Ft.
Basement Space (Written off space)
R17-2-1-W18-S4-3	No	903.00	Yes
R17-1-1-W11S6-3	No	400.00	Yes
			New	Caged Area	No	500.00

Total Basement		1303.00		Total Basement		500.00

May 1, 2015

Current Space	After July Changes
SIGNATORY SPACE - TERMINAL	SIGNATORY SPACE - TERMINAL
Ticket Counter	Ticket Counter
R16-2-6-E6-N27-1	R16-2-6-E6-N27-1
Ticket Office	Ticket Office
R16-1-6-E3-N24-3	R16-1-6-E3-N24-3
Baggage Service Office	Baggage Service Office
R16-1-4-E4-N23-1	R16-1-4-E4-N23-1
R16-1-5-E3-N24-1	R16-1-5-E3-N24-1

SIGNATORY SPACE - CONC A	SIGNATORY SPACE - CONC A
Hold Rooms	Hold Rooms
R17-2-3-E16-S4-1 - A46
R17-2-3-E11-S4-1 - A44
R17-2-3-E8-S4-1 - A42	R17-2-3-E8-S4-1 - A42
R17-2-3-E5-S4-1 - A40	R17-2-3-E5-S4-1 - A40
R17-2-3-W11-S4-1-A38	R17-2-3-W11-S4-1 - A38
R17-2-3-W18-S4-1 - A34/A36	R17-2-3-W18-S4-1 - A34/A36
R17-2-3-W23-S4-1 - A32	R17-2-3-W23-S4-1 - A32
R17-2-3-W26-S4-1 - A30
R17-2-3-W28-S4-1 - A28
R17-2-3-W28-N1-1 - A27/A31

Office Space	Office Space
R17-2-3-W10-S4-1
R17-2-3-W13-S4-2
R17-2-3-W13-S4-3
R17-2-3-W13-S4-1
R17-2-4-W20-S5-1
R17-2-4-W20-N1-1
R17-2-4-E19-S3-2	R17-2-4-E19-S3-2
R17-2-9-W0-S9-1
R17-2-9-W0-S9-4
R17-2-5-W5-N3-2
R17-2-5-W5-N3-1
R17-2-5-W4-N5-1
R17-2-5-W4-N5-2

Operations Space
R17-2-2-W27-N5-2
R17-2-2-W27-S5-2
R17-2-2-W24-S3-1
R17-2-2-W22-N1-3
R17-2-2-W23-S4-1
R17-2-2-W23-S2-1
R17-2-2-W22-N0-2
R17-2-2-W23-S4-2
R17-2-2-W13-S4-1
R17-2-2-W13-S5-2
R17-2-2-E2-S7-1	R17-2-2-E2-S7-1
R17-2-2-E5-S2-4
R17-2-l-W28-S3*2
R17-2-1-E19-S5-1
R17-2-2-E11-S4-2
R17-2-2-E12-S4-2
Basement Space (Written off space)
R17-2-1-W18-S4-3	New Caged Area
R17-1-1-W11S6-3	New Office Area

Total Basement	Total Basement

Current Space	After July Changes
TOTAL SIGNATORY	TOTAL SIGNATORY

Concourse A Non-Signatory
Office
R17-2-3-W7-S4-1

Concourse A Non-Signatory Operations
R17-2-2-W13-S4-1

Terminal Non-Signatory Ticket Counter
R16-1-6-E6-N25-1